Managed by Friess Associates, LLC	Quarterly Report	June 30, 2009

Dear Fellow Shareholders:
The rally that began on March 9 extended into the June quarter, continuing a streak dominated by many stocks that anchored the market’s steep decline only months before. The promise of unprecedented government intervention to jumpstart the economy ignited the market’s appetite for risk.
Investors bid up companies previously priced for failure, bought troubled companies thought likely to recover in a vastly improved economy and seized on opportunities to own some good-but-slumping companies at bear-market discounts. None of these trends resembles our investment strategy and, as a result, the Brandywine Funds didn’t generate the kind of gains posted by market indexes.
Brandywine Fund grew 3.58 percent in the June quarter. Both the Russell 3000 and Russell 3000 Growth Indexes gained 16.82 percent. Brandywine Blue Fund grew 6.25 percent versus gains in the S&P 500, Russell 1000 and Russell 1000 Growth Indexes of 15.93, 16.50 and 16.32 percent.
We did not change our philosophy or process. We continue to perform exhaustive research to isolate individual-company earnings strength. Holdings representing 85 percent of the assets we manage met or beat earnings estimates in their most recently reported quarter, which is consistent with our long-term average. We held quality companies at a time when quality didn’t seem particularly important to investors. Earnings just didn’t matter.
“Earnings revisions have never failed as dramatically in forecasting subsequent stock performance than in the last few months. Since March 2009, the winning strategy was to own stocks that massively MISSED consensus estimates,” according to a report issued by Sanford C. Bernstein & Co., LLC on June 23.
No one sector or group of stocks adequately explains our relative performance. Our underperformance was widespread, largely because the kind of companies we held – companies with strong balance sheets and near-to-intermediate-term earnings potential – didn’t attract nearly the attention paid to struggling companies that might recover over a considerably longer timeframe. Companies that will either lose money or experience an earnings decline in 2009 accounted for nearly two-thirds (63 percent) of the Russell 3000 Index’s June-quarter gain.
Automakers, consumer finance companies, real estate investment trusts, banks and others at the center of the economy’s troubles were among the strongest gainers in the June quarter.
To be sure, there were also some quality companies that participated in the rally that we didn’t hold. But a good company with strong odds to recover and resume growth sometime in the future isn’t a potential investment for us unless we can uncover signs that its recovery is taking shape now. We’re also looking for companies likely to surprise investors on the upside, which can be challenging to find among companies with reputations that can encourage analysts and investors to act before fundamental progress begins.

	Brandywine	Brandywine Blue
Cumulative Total Return	% Change	% Change
Quarter	3.58	6.25
One Year	-43.00	-42.98
Five Years	-8.63	-9.62
Ten Years	9.78	15.42
Inception	841.61*	422.66**

Annualized Total Return
Five Years	-1.79	-2.00
Ten Years	0.94	1.44
Inception	10.01*	9.37**
*12/30/85 **1/10/91

Expense Ratio***
Brandywine	1.08%
Brandywine Blue	1.13%
***As stated in the Prospectus dated January 30, 2009

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

At the portfolio level, for-profit education providers taught us a lesson about the market’s lack of interest in near-term earnings trends during the quarter. ITT Educational Services was the largest detractor from Brandywine’s performance, while Apollo Group was the fourth-largest detractor for Brandywine Blue. ITT Educational Services beat estimates with 47 percent March-quarter earnings growth. Just before the June quarter ended, Apollo reported 48 percent May-quarter earnings growth, exceeding estimates for the fifth consecutive quarter.
ITT Educational Services, Big Lots, Dollar Tree and Corinthian Colleges all detracted from Brandywine’s results despite reporting continued growth that topped expectations during the period.
O’Reilly Automotive (Brandywine) grew March-quarter earnings 18 percent, topping estimates. The auto parts retailer is expected to grow earnings 19 percent this year and 22 percent next, yet the company’s shares posted just a single-digit gain for the quarter as other, less fundamentally impressive auto-related specialty retailers in the benchmarks soared. For example, Sonic Automotive, with its 535 percent return, was the industry group’s top performer. The franchise car dealer and maintenance provider is expected to see earnings fall by two-thirds this year and has a debt-to-capital ratio of 72 percent.
Holdings such as Express Scripts (both Funds) contributed to health care returns that outpaced health care companies in the benchmarks. Express Scripts topped March-quarter estimates with 21 percent earnings growth. In the end, health care holdings weighed on relative results because the portfolios had more exposure to the sector than benchmarks at a time when the sector was one of the weakest performing sectors in the benchmarks.
Concerns regarding potential for profits to suffer under the Obama Administration’s plans to revamp the health care system played a role in the market’s sentiment toward the sector. We believe the health care companies in the portfolios will either benefit or go on mostly unaffected amid the potential changes being discussed.
Stable cash flow and steady growth among holdings such as Wal-Mart Stores and Colgate-Palmolive (both in Brandywine Blue) were of little interest to investors betting on a sharp economic turnaround that could raise the fortunes of more cyclical companies.
In Brandywine, holdings including Church & Dwight and BJ’s Wholesale Club failed to garner enthusiasm that rivaled the overall market despite solid operational performance. Church & Dwight and BJ’s beat March- and April-quarter estimates with 18 and 62 percent earnings growth, respectively. Flowers Foods, which fell a penny per share short of March-quarter earnings expectations despite better-than expected sales growth, also detracted from results.
While positive contributors, Brandywine Blue’s technology holdings didn’t gain as much traction as the sector as a whole during the quarter. Symantec (Brandywine Blue), which beat March-quarter earnings estimates on single-digit, year-over-year growth, was a significant detractor despite what we believe is potential for growth to continue exceeding expectations due to a new product cycle and margin-expansion opportunities.
For more information on the holdings that influenced June-quarter performance, please see Roses & Thorns on page 4 for Brandywine and page 9 for Brandywine Blue.
We follow a logical, straightforward philosophy: Earnings performance drives share prices. We consistently employ an investment strategy designed to capitalize on the relationship between earnings and stock prices. Our research bench is deep and experienced with virtually no turnover.
Still, the amount of time it takes for our philosophy to prove its worth varies. The market doesn’t agree with our approach all the time. Fortunately, your research team is seasoned enough to remain committed to its search for reasonably priced companies with strong earnings promise, believing that periods when moderate valuations and solid growth potential are not attractive will ultimately prove temporary.
We’ve been in this position more than once since our firm’s founding in 1974. In each prior instance, investors returned to judging companies based on their earnings potential, and we’re confident the same will prove to be the case this time around. The Brandywine Funds modestly outperformed the indexes in June, a period in which more mixed signals on the economy seemed to reduce the market’s recent tendency toward speculation.
We’re grateful for your continued confidence. We’re working hard to reward your loyalty and support.

Bill D’Alonzo
Brandywine Funds President	July 7, 2009

Brandywine Fund

% Change in Top Ten Holdings From Book Cost as of June 30, 2009
1.	Affiliated Computer Services, Inc.	-8.7%	6.	Ralcorp Holdings, Inc.	-4.7%
2.	O’Reilly Automotive, Inc.	+21.6%	7.	Teva Pharmaceutical Industries Ltd.	+15.7%
3.	Everest Re Group, Ltd.	+3.2%	8.	Comcast Corp.	-10.9%
4.	Church & Dwight Co., Inc.	-0.4%	9.	ITT Educational Services, Inc.	-11.5%
5.	Dollar Tree, Inc.	+5.5%	10.	McDonald’s Corp.	+7.1%

Earnings Growth	The Portfolio’s Market Capitalization

Earnings growth rates are based on consensus earnings estimates compiled by Baseline, as of June 30, 2009. Friess Associates expects the companies it isolates to exceed consensus expectations, so the growth rate of the portfolio’s companies would be higher using the firm’s internal estimates. Growth rates reflect year-over-year comparisons of aggregate earnings per share.

Top Ten Industry Groups

Brandywine Fund
June Quarter “Roses and Thorns”

Biggest $ Winners	$ Gain (in millions)	% Gain	Reason for Move
Express Scripts, Inc.	$25.9	41.1
The manager of prescription benefits for employers and insurance companies grew March-quarter earnings 21 percent, beating estimates by 5 percent. Express Scripts benefits as companies look to save money by adopting pharmacy plans that increase generic utilization and mail order options. In mid-April the company announced it would acquire WellPoint’s pharmacy benefit management business, which is expected to have a favorable impact on market share and negotiating power with drug manufacturers.

Life Technologies Corp.	$22.8	26.7
The company, which was created through the merger of Invitrogen and Applied Biosystems late last year, beat March-quarter earnings estimates by 26 percent. Strong recurring consumable sales, merger-related cost savings and increased testing associated with the H1N1 flu strain drove results. With the National Institutes of Health and other large government customers, Life Technologies is well positioned to benefit from increased government spending.

McDermott International, Inc.	$21.5	35.0
June-quarter earnings topped estimates by 14 percent. Demand for the company’s offshore oil and gas construction segment is expected to continue to build in the second half of the year. McDermott is nearing completion on some pipeline projects that have weighed on profitability. The company also benefits as a leader in equipment needed for coal and nuclear power generation.

Covance Inc.	$13.3	11.7
The largest public contract research organization (CRO) by sales beat March-quarter earnings estimates. After losing ground with other health care stocks, investors began to recognize the company’s ability to play an increasing role for pharmaceutical and biotechnology customers looking to drive down costs.

Ralcorp Holdings, Inc.	$9.6	13.1
The manufacturer of branded and private-label cereals and other foods grew March-quarter earnings 28 percent, beating estimates by 21 percent. Sales increased 48 percent. Ralcorp benefits as its acquisition of Post Foods last year adds to profitability and consumers trade down to private-label products amid challenging economic conditions.

Biggest $ Losers	$ Loss (in millions)	% Loss	Reason for Move
ITT Educational Services, Inc.	$17.0	17.7
The provider of technology-oriented post secondary degree programs grew March-quarter earnings 47 percent, marking the 12th consecutive quarter of beating analyst estimates. Despite the strong results, investors expressed concern regarding potential for regulatory changes that could impact the for-profit education business. We expect favorable enrollment trends will continue amid challenging economic conditions and that any government-mandated changes will be manageable.

Cephalon, Inc.	$13.1	15.1
The maker of drugs used in the treatment of neurological disorders and cancer grew June-quarter earnings 14 percent, beating estimates. Shares fell during the quarter after the company announced results from a clinical trial showing that its compound developed to treat acute myeloid leukemia did not produce higher survival rates than standard chemotherapy. Additionally, investors shied away from the sector as a whole. We believe strong sales of the company’s drugs, particularly treatments for leukemia and excessive sleepiness, will continue to drive results.

Burger King Holdings Inc.	$10.8	23.0
The world’s second largest hamburger chain pre-announced that March-quarter sales would miss previous expectations, sending shares lower. We sold Burger King during the quarter after our trade checks with franchisees indicated that same-store sales were continuing to run under plan.

NVIDIA Corp.	$10.4	22.2
The manufacturer of high-level graphics chips for personal computers and gaming consoles lost ground as first-quarter gross margins impacted overall profitability. A higher mix of chips for the mainstream personal computer market contributed to the disappointing results. We sold NVIDIA during the quarter on concerns that margins would continue to pressure earnings results.

Affiliated Computer Services, Inc.	$8.3	7.3
The provider of information technology outsourcing solutions to commercial and government customers grew March-quarter earnings 10 percent, beating estimates by 8 percent. Shares retraced during the quarter as investors favored companies considered more sensitive to the economy. We expect earnings results will again attract attention as strong booking trends impact the company’s bottom line and provide visibility.

All gains/losses are calculated on an average cost basis

Brandywine Fund, Inc.
Statement of Net Assets
June 30, 2009
(Unaudited)

Shares		Cost	Value (b)
Common Stocks - 97.8% (a)
CONSUMER DISCRETIONARY
	Apparel Retail - 3.4%
116,800	The Buckle, Inc.	$3,339,411	$3,710,736
78,700	The Children’s Place
	Retail Stores, Inc.	2,527,320	2,080,041
851,800	Collective Brands, Inc.	12,445,134	12,410,726
1,793,800	The TJX Companies, Inc.	52,101,930	56,432,948
	Automotive Retail - 7.5%
1,032,200	Advance Auto Parts, Inc.	38,746,676	42,825,978
199,100	AutoZone, Inc.	31,234,958	30,086,001
2,399,700	O’Reilly Automotive, Inc.	75,130,583	91,380,576
	Broadcasting - 0.9%
895,200	Discovery Communications, Inc.	20,067,758	20,186,760
	Cable & Satellite - 3.4%
5,156,700	Comcast Corp.	83,907,474	74,720,583
	Distributors - 0.1%
164,300	LKQ Corp.	2,620,402	2,702,735
	Education Services - 5.2%
410,300	Apollo Group, Inc.	28,228,201	29,180,536
828,500	Corinthian Colleges, Inc.	15,169,347	14,026,505
713,800	ITT Educational Services, Inc.	81,172,039	71,851,108
	Footwear - 0.5%
647,900	Iconix Brand Group, Inc.	9,542,031	9,964,702
	General Merchandise Stores - 3.8%
2,000,100	Dollar Tree, Inc.	79,800,765	84,204,210
	Internet Retail - 0.1%
76,800	Netflix Inc.	2,970,548	3,174,912
	Movies & Entertainment - 0.2%
113,800	Cinemark Holdings, Inc.	1,158,103	1,288,216
219,000	Regal Entertainment Group	2,651,257	2,910,510
	Restaurants - 4.6%
1,247,100	Brinker International, Inc.	20,427,301	21,238,113
48,900	Cracker Barrel Old
	Country Store, Inc.	1,462,920	1,364,310
1,217,300	McDonald’s Corp.	65,367,929	69,982,577
301,700	Papa John’s International, Inc.	8,273,248	7,479,143
	Tires & Rubber - 0.2%
455,300	Cooper Tire & Rubber Co.	4,713,804	4,516,576
	Total Consumer Discretionary	643,059,139	657,718,502
	This sector is 2.3% above your Fund’s cost.
CONSUMER STAPLES
	Food Retail - 0.6%
93,500	Casey’s General Stores, Inc.	2,333,989	2,402,015
458,500	Kroger Co.	11,381,961	10,109,925
	Household Products - 3.9%
1,561,200	Church & Dwight Co., Inc.	85,113,307	84,788,772
	Packaged Foods & Meats - 5.5%
689,000	Flowers Foods, Inc.	15,442,536	15,047,760
150,400	Green Mountain Coffee
	Roasters, Inc.	8,860,884	8,891,648
1,339,800	Ralcorp Holdings, Inc.	85,639,187	81,620,616
318,900	Sanderson Farms, Inc.	14,537,901	14,350,500
	Personal Products - 0.7%
516,500	NBTY, Inc.	12,001,931	14,523,980
	Total Consumer Staples	235,311,696	231,735,216
	This sector is 1.5% below your Fund’s cost.
ENERGY
	Oil & Gas Exploration & Production - 1.6%
707,500	Concho Resources Inc.	21,979,517	20,298,175
585,000	EXCO Resources, Inc.	6,961,760	7,558,200
697,800	Mariner Energy, Inc.	10,010,389	8,199,150
	Total Energy	38,951,666	36,055,525
	This sector is 7.4% below your Fund’s cost.
FINANCIALS
	Asset Management & Custody Banks - 0.3%
334,600	SEI Investments Co.	5,968,198	6,036,184
	Property & Casualty Insurance - 0.0%
20,900	ProAssurance Corp.	1,024,450	965,789
	Regional Banks - 0.5%
775,400	TCF Financial Corp.	10,774,805	10,367,098
	Reinsurance - 4.2%
1,221,800	Everest Re Group, Ltd.	84,701,304	87,444,226
224,500	Validus Holdings, Ltd.	4,968,307	4,934,510
	Total Financials	107,437,064	109,747,807
	This sector is 2.2% above your Fund’s cost.

Brandywine Fund, Inc.
Statement of Net Assets (Continued)
June 30, 2009
(Unaudited)

Shares		Cost	Value (b)
Common Stocks - 97.8% (a) (Continued)
HEALTH CARE
	Biotechnology - 6.7%
1,292,500	BioMarin Pharmaceutical Inc.	$18,888,500	$20,175,925
1,164,900	Cephalon, Inc.	76,885,706	65,991,585
1,308,900	Gilead Sciences, Inc.	60,597,995	61,308,876
	Health Care Equipment - 2.0%
835,800	Baxter International Inc.	44,646,489	44,263,968
	Health Care Services - 1.4%
452,176	Express Scripts, Inc.	20,502,594	31,087,100
	Life Sciences Tools & Services - 5.4%
797,500	Covance Inc.	29,714,316	39,237,000
527,888	ICON PLC - SP-ADR	9,495,425	11,391,823
1,599,400	Life Technologies Corp.	46,843,096	66,726,968
23,700	Techne Corp.	1,398,013	1,512,297
	Pharmaceuticals - 3.6%
118,200	Sepracor Inc.	2,024,787	2,047,224
1,570,300	Teva Pharmaceutical
	Industries Ltd. SP-ADR	66,968,844	77,478,602
	Total Health Care	377,965,765	421,221,368
	This sector is 11.4% above your Fund’s cost.
INDUSTRIALS
	Construction & Engineering - 0.3%
581,300	MasTec, Inc.	7,057,095	6,812,836
	Industrial Conglomerates - 2.9%
3,086,700	McDermott International, Inc.	47,258,341	62,690,877
	Research & Consulting Services - 2.8%
1,134,900	FTI Consulting, Inc.	58,141,701	57,562,128
89,900	Huron Consulting Group Inc.	4,267,722	4,156,077
	Trucking - 1.0%
688,800	J.B. Hunt Transport Services, Inc.	18,373,373	21,029,064
	Total Industrials	135,098,232	152,250,982
	This sector is 12.7% above your Fund’s cost.
INFORMATION TECHNOLOGY
	Application Software - 1.6%
2,992,100	Nuance Communications, Inc.	25,099,003	36,174,489
	Communications Equipment - 0.9%
780,300	CommScope, Inc.	19,006,956	20,490,678
	Computer Storage & Peripherals - 2.3%
4,466,800	Seagate Technology	40,200,800	46,722,728
97,900	Synaptics Inc.	2,993,351	3,783,835
	Data Processing & Outsourced Services - 4.8%
2,353,600	Affiliated Computer Services, Inc.	114,475,580	104,546,912
	IT Consulting & Other Services - 1.2%
180,600	CACI International Inc.	6,409,974	7,713,426
1,038,700	SAIC, Inc.	19,635,970	19,267,885
	Internet Software & Services - 1.6%
2,204,900	Yahoo! Inc.	35,649,744	34,528,734
	Semiconductors - 5.2%
603,500	Atheros Communications	10,528,892	11,611,340
7,407,900	LSI Corp.	34,858,280	33,780,024
3,049,300	Maxim Integrated Products, Inc.	43,295,744	47,843,517
2,076,100	ON Semiconductor Corp.	10,349,499	14,242,046
149,900	Silicon Laboratories Inc.	4,063,625	5,687,206
	Total Information Technology	366,567,418	386,392,820
	This sector is 5.4% above your Fund’s cost.
MATERIALS
	Metal & Glass Containers - 3.0%
2,482,500	Crown Holdings, Inc.	58,264,599	59,927,550
140,900	Silgan Holdings Inc.	6,149,021	6,908,327
	Steel - 3.9%
1,041,300	AK Steel Holding Corp.	19,032,635	19,982,547
46,400	Sims Metal Management
	Ltd. SP-ADR	951,135	956,768
4,317,300	Steel Dynamics, Inc.	64,900,639	63,593,829
	Total Materials	149,298,029	151,369,021
	This sector is 1.4% above your Fund’s cost.
	Total common stocks	2,053,689,009	2,146,491,241

Brandywine Fund, Inc.
Statement of Net Assets (Continued)
June 30, 2009
(Unaudited)

Principal
Amount		Cost	Value (b)
Short-Term Investments - 1.4% (a)
	Commercial Paper - 1.3%
$29,600,000	HSBC Finance Corporation,
	due 7/01/09,
	discount of 0.15%	$29,600,000	$29,600,000
	Variable Rate Demand Note - 0.1%
1,614,601	American Family Financial
	Services, 0.10%	1,614,601	1,614,601
	Total short-term investments	31,214,601	31,214,601
	Total investments	$2,084,903,610	2,177,705,842
	Cash and receivables, less
	liabilities - 0.8% (a)		17,891,231
	TOTAL NET ASSETS		$2,195,597,073
	Net Asset Value Per Share
	($0.01 par value, 500,000,000
	shares authorized), offering
	and redemption price
	($2,195,597,073 ÷ 113,158,866
	shares outstanding)		$19.40

(a)	Percentages for the various classifications relate to net assets.
(b)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.

SP-ADR - Sponsored American Depositary Receipts

“Don’t underestimate Brandywine’s resilience… Brandywine will stumble at times, but its investment criteria and unique research process has won out in the end, and there’s no reason to expect any different going forward.”
Morningstar.com, “Morningstar’s Take,” June 11, 2009

“We’re sticking by Brandywine Blue… Even the best strategies stumble, but this one is a proven long-term winner.”
Morningstar.com, “Morningstar’s Take,” May 18, 2009

IRA Investors . . .
The annual $15 maintenance fee for shareholders invested through IRA accounts is due on November 13, 2009. For your convenience, US Bancorp will automatically deduct this amount from your IRA on the due date, or if you prefer not to have the fee swept from your account, please send a check to US Bancorp by the due date.

Brandywine Blue Fund

% Change in Top Ten Holdings From Book Cost as of June 30, 2009
1.	Teva Pharmaceutical Industries Ltd.	+12.7%	6.	Kroger Co.	-12.7%
2.	Comcast Corp.	-13.6%	7.	Gilead Sciences, Inc.	+36.0%
3.	McDonald’s Corp.	+7.6%	8.	Yahoo! Inc.	-3.1%
4.	Baxter International Inc.	-4.9%	9.	Hewlett-Packard Co.	+12.8%
5.	The TJX Companies, Inc.	+17.0%	10.	Express Scripts, Inc.	+19.1%

Earnings Growth	The Portfolio’s Market Capitalization

Earnings growth rates are based on consensus earnings estimates compiled by Baseline, as of June 30, 2009. Friess Associates expects the companies it isolates to exceed consensus expectations, so the growth rate of the portfolio’s companies would be higher using the firm’s internal estimates. Growth rates reflect year-over-year comparisons of aggregate earnings per share.

Top Ten Industry Groups

Brandywine Blue Fund
June Quarter “Roses and Thorns”

Biggest $ Winners	$ Gain (in millions)	% Gain	Reason for Move
Express Scripts, Inc.	$44.0	43.8
The manager of prescription benefits for employers and insurance companies grew March-quarter earnings 21 percent, beating estimates by 5 percent. Express Scripts benefits as companies look to save money by adopting pharmacy plans that increase generic utilization and mail order options. In mid-April the company announced it would acquire WellPoint’s pharmacy benefit management business, which is expected to have a favorable impact on market share and negotiating power with drug manufacturers.

The TJX Companies, Inc.	$15.5	17.9
The operator of off-price apparel and home goods stores, including T.J. Maxx, Marshalls and HomeGoods, grew April-quarter earnings 20 percent. Shares traded higher as May same-store sales topped expectations. Tight inventory control is boosting profitability while customer traffic trends remain strong due to bargain-minded shoppers responding to a challenging economic environment.

Microsoft Corp.	$14.9	23.7
Shares gained ground as investors looked at the future profitability associated with the Windows 7 operating system launch this fall following a period marked by disciplined expense controls. Windows 7 represents the first Microsoft operating system that does not require higher-end hardware and processors, which should allow a greater number of existing computers to be upgraded to the system. Additionally, a downturn in consumer and business spending has created some pent-up demand for traditional hardware.

Visa Inc.	$14.2	17.7
The operator of the world’s largest electronic payments network grew March-quarter earnings 40 percent, beating estimates by 14 percent. Revenues jumped 13 percent as global debit card purchase volumes increased by nearly 6 percent. Despite sluggish consumer spending trends, Visa benefits from the strong migration toward electronic payments, which account for over half of all purchases in the U.S and are growing at a double-digit rate globally.

Cognizant Technology Solutions Corp.	$12.8	19.9
The provider of information technology services grew March-quarter earnings 15 percent, beating estimates. Overall revenue increased 16 percent, thanks in part to stronger-than-expected demand from financial services customers. Amid slowing economic conditions, an increasing number of corporate customers are looking to cut costs by outsourcing technology needs, more than offsetting lower levels of growth associated with discretionary project spending. We sold Cognizant Technology during the quarter.

Biggest $ Losers	$ Loss (in millions)	% Loss	Reason for Move
NVIDIA Corp.	$13.8	21.7
The manufacturer of high-level graphics chips for personal computers and gaming consoles lost ground as first-quarter gross margins impacted overall profitability. A higher mix of chips for the mainstream personal computer market contributed to the disappointing results. We sold NVIDIA during the quarter on concerns that margins would continue to pressure earnings results.

Ultra Petroleum Corp.	$13.0	19.0
The natural gas exploration and production company topped March-quarter earnings estimates. Shares fell during the quarter on concerns that natural gas prices would drop this fall, as cooler summer weather may allow gas inventories to build quicker than anticipated. Ultra has an exceptional portfolio of natural gas assets and its current projects are expected to increase proven reserves by more than four-fold.

Abbott Laboratories	$12.7	11.2
The provider of health care products to the consumer, pharmaceutical and medical-device markets topped March-quarter earnings estimates with 16 percent growth. Still, shares traded lower following the announcement of an acquisition that would be slightly dilutive in the short-term and on general concerns related to the industry’s future profitability following talk of health care reform in Washington. We sold Abbott during the quarter.

Apollo Group, Inc.	$6.5	7.8
The largest for-profit education provider came under pressure during the quarter as investors speculated on how government proposals might affect the industry. Apollo reported May-quarter earnings growth of 48 percent at the end of June, beating estimates by 13 percent. Sales rose nearly 26 percent. We expect the company to continue to benefit as more students enroll in its programs amid rising unemployment.

Symantec Corp.	$5.9	10.0
The maker of security software grew March-quarter earnings 6 percent, beating estimates by 9 percent. Shares fell following lower-than-expected sales guidance, as some customers were forecasted to hold off on purchasing long-term contracts amid the global economic slowdown. We believe estimates for sales and earnings growth remain understated due to opportunities associated with a new product cycle.

All gains/losses are calculated on an average cost basis

Brandywine Blue Fund
Statement of Net Assets
June 30, 2009
(Unaudited)

Shares		Cost	Value (b)
Common Stocks - 96.8% (a)
CONSUMER DISCRETIONARY
	Apparel Retail - 4.0%
3,089,400	The TJX Companies, Inc.	$83,087,434	$97,192,524
	Automotive Retail - 2.7%
431,500	AutoZone, Inc.	67,158,914	65,203,965
	Broadcasting - 1.3%
1,442,900	Discovery Communications, Inc.	32,283,460	32,537,395
	Cable & Satellite - 4.5%
7,591,100	Comcast Corp.	127,382,292	109,995,039
	Education Services - 2.8%
968,700	Apollo Group, Inc.	66,198,004	68,893,944
	Restaurants - 4.3%
1,846,300	McDonald’s Corp.	98,645,103	106,143,787
	Total Consumer Discretionary	474,755,207	479,966,654
	This sector is 1.1% above your Fund’s cost.
CONSUMER STAPLES
	Drug Retail - 0.9%
733,800	Walgreen Co.	23,007,360	21,573,720
	Food Retail - 3.6%
3,963,700	Kroger Co.	100,144,537	87,399,585
	Hypermarkets & Super Centers - 2.5%
1,239,300	Wal-Mart Stores, Inc.	60,281,583	60,031,692
	Total Consumer Staples	183,433,480	169,004,997
	This sector is 7.9% below your Fund’s cost.
ENERGY
	Oil & Gas Exploration & Production - 2.0%
1,268,200	Ultra Petroleum Corp.	60,790,446	49,459,800
	Oil & Gas Storage & Transportation - 2.6%
4,144,800	The Williams Companies, Inc.	62,865,701	64,700,328
	Total Energy	123,656,147	114,160,128
	This sector is 7.7% below your Fund’s cost.
FINANCIALS
	Asset Management & Custody Banks - 2.2%
2,963,300	Invesco Ltd.	51,779,718	52,806,006
	Investment Banking & Brokerage - 2.5%
419,400	The Goldman Sachs Group, Inc.	60,140,397	61,836,336
	Thrifts & Mortgage Finance - 2.5%
4,658,600	Hudson City Bancorp, Inc.	60,120,874	61,912,794
	Total Financials	172,040,989	176,555,136
	This sector is 2.6% above your Fund’s cost.
HEALTH CARE
	Biotechnology - 6.3%
1,418,000	Celgene Corp.	60,122,055	67,837,120
1,825,800	Gilead Sciences, Inc.	62,867,387	85,520,472
	Health Care Equipment - 4.0%
1,838,800	Baxter International Inc.	102,441,638	97,382,848
	Health Care Services - 3.1%
1,089,900	Express Scripts, Inc.	62,890,293	74,930,625
	Life Sciences Tools & Services - 2.6%
1,538,600	Thermo Fisher Scientific, Inc.	63,671,969	62,728,722
	Pharmaceuticals - 5.4%
2,674,300	Teva Pharmaceutical Industries
	Ltd. SP-ADR	117,128,828	131,949,962
	Total Health Care	469,122,170	520,349,749
	This sector is 10.9% above your Fund’s cost.
INDUSTRIALS
	Aerospace & Defense - 2.7%
1,471,100	ITT Corp.	66,512,394	65,463,950
	Construction & Engineering - 2.4%
1,149,400	Fluor Corp.	59,444,866	58,952,726
	Total Industrials	125,957,260	124,416,676
	This sector is 1.2% below your Fund’s cost.
INFORMATION TECHNOLOGY
	Computer Hardware - 3.2%
2,007,500	Hewlett-Packard Co.	68,791,635	77,589,875
	Data Processing & Outsourced Services - 4.9%
1,542,200	Fiserv, Inc.	64,005,791	70,478,540
804,800	Visa Inc.	42,924,930	50,106,848
	Electronic Components - 2.6%
3,938,300	Corning Inc.	58,114,473	63,249,098
	Home Entertainment Software - 2.6%
4,941,600	Activision Blizzard, Inc.	59,539,988	62,412,408
	IT Consulting & Other Services - 3.0%
3,910,000	SAIC, Inc.	75,281,739	72,530,500
	Internet Software & Services - 5.8%
142,900	Google Inc.	53,886,382	60,245,211
5,213,700	Yahoo! Inc.	84,224,918	81,646,542
	Semiconductors - 2.4%
2,405,300	Broadcom Corp.	53,364,828	59,627,387
	Systems Software - 5.1%
3,097,300	Microsoft Corp.	59,304,691	73,622,821
3,275,000	Symantec Corp.	56,670,617	50,959,000
	Total Information Technology	676,109,992	722,468,230
	This sector is 6.9% above your Fund’s cost.

Brandywine Blue Fund
Statement of Net Assets (Continued)
June 30, 2009
(Unaudited)

Shares/ Principal Amount		Cost	Value (b)
Common Stocks - 96.8% (a) (Continued)
MATERIALS
	Steel - 2.3%
1,263,500	Nucor Corp.	$57,834,809	$56,137,305
	Total Materials	57,834,809	56,137,305
	This sector is 2.9% below your Fund’s cost.
	Total common stocks	2,282,910,054	2,363,058,875
Short-Term Investments - 0.5% (a)
	Commercial Paper - 0.5%
$11,700,000	HSBC Finance Corp., due 7/01/09,
	discount of 0.15%	11,700,000	11,700,000
	Variable Rate Demand Note - 0.0%
1,809,012	American Family Financial
	Services, 0.10%	1,809,012	1,809,012
	Total short-term investments	13,509,012	13,509,012
	Total investments	$2,296,419,066	2,376,567,887
	Cash and receivables, less
	liabilities - 2.7% (a)		65,151,354
	TOTAL NET ASSETS		$2,441,719,241
	Net Asset Value Per Share
	($0.01 par value, 500,000,000
	shares authorized), offering
	and redemption price
	($2,441,719,241 ÷ 128,152,141
	shares outstanding)		$19.05

(a)	Percentages for the various classifications relate to net assets.
(b)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.

SP-ADR - Sponsored American Depositary Receipts

Definitions and Disclosures

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment companies, and it may be obtained by calling 1-800-656-3017, or visiting www.brandywinefunds.com. Read it carefully before investing.

Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. Securities discussed were not held by the Funds as of 6/30/09, unless listed in the accompanying statements of net assets. Earnings growth rates quoted for the Funds refer solely to the estimated earnings growth rates of the average investment holding of the Funds based on consensus estimates from Baseline Financial Services, Inc. (Baseline) and not to the actual performance of the Funds themselves. Baseline provides analytical information and services to the investment community.

The Russell 1000, Russell 1000 Growth, Russell 3000, Russell 3000 Growth and S&P 500 Indexes are unmanaged indexes commonly used to measure the performance of U.S. stocks. You cannot invest directly in an index. As of June 30, 2009, the Russell 1000 Index’s average annual total returns for 1, 5 and 10 years were -26.69, -1.85 and -1.75 percent; the Russell 1000 Growth Index’s were -24.50, -1.83 and -4.18 percent; the Russell 3000 Index’s were -26.56, -1.84 and -1.46 percent; the Russell 3000 Growth Index’s were -24.53, -1.78 and -3.94 percent; and the S&P 500 Index’s were -26.21, -2.24 and -2.22 percent.

Board of Directors

William F. D’Alonzo	Quentin Jackson	Stuart A. McFarland
CEO and CIO	Former President and CEO	Managing Partner
Friess Associates	Nuclear Electric Insurance Limited	Federal City Capital Advisors, LLC

W. Richard Scarlett, III	Thomas D. Wren	James W. Zug
Former President & CEO	Senior Advisor	Former Senior Partner
Jackson State Bank & Trust	Promontory Financial Group, LLC	PricewaterhouseCoopers LLP

The Brandywine Funds P.O. Box 4166 Greenville, DE 19807 (800) 656-3017 www.brandywinefunds.com bfunds@friess.com
Foster S. Friess Founder

Investment Adviser: Friess Associates, LLC	Transfer Agent: U.S. Bancorp Fund Services, LLC
Investment Sub-Adviser: Friess Associates of Delaware, LLC	Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian: U.S. Bank, N.A.	Legal Counsel: Foley & Lardner LLP

Officers:  William D’Alonzo, Chairman and President;
Lynda Campbell, Vice President, Secretary and Treasurer; Joseph Fields, Vice President;
Gordon Kaiser, Vice President; David Marky, Chief Compliance Officer, Vice President and Assistant Secretary
Report Editor: Chris Aregood    Report Staff: David Marky, Adam Rieger